UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2021

Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1027 Newport Avenue Pawtucket, Rhode Island	02861
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2021, Hasbro, Inc. (the “Company”) announced that Brian D. Goldner is taking a medical leave of absence from his role as Chief Executive Officer of the Company (“CEO”), effective immediately.  The Board of Directors of the Company (the “Board”) has appointed Richard S. Stoddart, most recently the Lead Independent Director of the Board, as interim CEO, effective immediately.  In conjunction with such appointment, the Board has re-appointed Edward M. Philip as Lead Independent Director, and Tracy A. Leinbach as Chair of the Nominating, Governance and Social Responsibility Committee of the Board.

Mr. Stoddart, age 58, has served as a member of the Board since 2014 and is the former President and Chief Executive Officer of global marketing execution firm InnerWorkings, Inc., serving in that role from 2017 until 2020 when InnerWorkings, Inc. was acquired. Prior to that, Mr. Stoddart was the Chief Executive Officer of Leo Burnett Worldwide from February 2016 to 2017, the Chief Executive Officer of Leo Burnett North America from 2013 to 2016 and the President of Leo Burnett North America from 2005 to 2013.

Item 7.01  Regulation FD Disclosure.

A copy of the Company’s press release addressing the subject of this Current Report on Form 8-K is furnished as Exhibit 99.1.

Item 8.01  Other Events.

On October 10, 2021, Mr. Goldner sent an email to Company employees informing them of his medical leave of absence. A copy of his email is attached as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Hasbro, Inc. Press Release, dated October 10, 2021.

99.2	Email of Brian D. Goldner, Chairman and Chief Executive Officer of Hasbro, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

	By:	/s/ Deborah Thomas
		Name:	Deborah Thomas
		Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: October 12, 2021